Exhibit 99.2

 Second QUARTER 2022 EARNINGS CALL  August 4, 2022

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.   Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;  our ability to anticipate and adjust for the impact of the COVID-19 pandemic on our businesses;  general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  seasonality of our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  our exposure to labor shortages, turnover, and labor cost increases;  the importance of key members of our account teams to our business relationships;  the competitive nature of the industries in which we operate;  our dependence on large exhibition event clients;  adverse effects of show rotation on our periodic results and operating margins;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our multi-employer pension plan funding obligations;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;   our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA” and ”Income (Loss) Before Other Items”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests.   Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Income (Loss) Before Other Items is defined by management as net income attributable to Viad before income (loss) from discontinued operations, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters.   Income (Loss) Before Other Items is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance.   3  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 4  MANAGEMENT REPRESENTATIVES  4  Ellen Ingersoll  CFO  David Barry  President Pursuit

 Q2’22 HIGHLIGHTS  5

 FINANCIAL PERFORMANCE  Ellen Ingersoll  CFO

 7  strong Q2’22 RESULTS ABOVE GUIDANCE  7  GES significantly exceeded guidance  Adjusted EBITDA surpassed high-end of guidance range by ~$23 million  Pursuit came in below prior guidance primarily due to poor weather conditions during this shoulder period  Q2 revenue reached a new record driven by execution of Refresh, Build, Buy strategy  Net income attributable to Viad and Consolidated Adjusted EBITDA improved by >$60 million YOY  (in millions)  Q2’22        Revenue  $  319.2     Pursuit Revenue   77.6      GES Revenue   241.6            Net income attributable to Viad  $   19.8  Consolidated Adjusted EBITDA*  $   47.5     Pursuit Adjusted EBITDA*      15.6     GES Adjusted EBITDA*      35.1      Corporate Adjusted EBITDA*      (3.3)  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

PURSUIT Q2'22 RESULTS YEAR-OVER-YEAR

(in millions)	Q2'22	Q2'21	$ Change
Revenue:			
Same Store	$ 68.2	$ 33.2	$ 35.0
New Experiences	9.4	3.1	6.2
Total Pursuit	$ 77.6	$ 36.3	$ 41.3
Adjusted EBITDA*:			
Same Store	$ 15.3	$ 1.0	$ 14.4
New Experiences	0.3	1.1	(0.8)
Total Pursuit	$ 15.6	$ 2.0	$ 13.6

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

New Experiences include:

- Glacier Raft Co (acquired April 2022)
- Sky Lagoon (opened May 2021)
- Golden Skybridge (acquired March 2021 and opened June 2021)
- FlyOver Las Vegas (opened September 2021)

- Record Q2 revenue was driven by:
  - Lifting of COVID restrictions (including Canadian border re-opening)
  - Refreshing of assets and revenue management
  - New experiences, which continue to ramp
- Adjusted EBITDA increase reflects:
  - Revenue growth
  - Improved staffing levels to support the return of consumer demand and new experiences
  - Q2'21 benefit of $3.6 million in wage subsidies from the Canadian government

8 VIAD

 9  GES Q2’22 RESULTS Year-over-year  9  (in millions)  Q2’22     Q2’21     $ Change                                Revenue:                             Spiro  $   89.4      $   11.9      $   77.5      GES Exhibitions      154.6          13.1          141.5      Inter-segment Elims      (2.4)         (0.1)         (2.3)     Total GES  $   241.6      $   24.9      $   216.7   Adjusted EBITDA*:                             Spiro  $   15.8      $   (6.1)     $   21.8      GES Exhibitions      19.4          (15.5)         34.9      Total GES  $   35.1      $   (21.6)     $   56.7   Revenue growth reflects resumption of in-person event activity  Adjusted EBITDA increase reflects higher revenue  Y/Y revenue increase flowed through to Adjusted EBITDA at >25%  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  Revenue as % of same period in 2019

 David Barry  President Pursuit

 11  Pursuit delivered record q2 revenue  Q2’22 revenue of $77.6 million increased 114% year over year and 40% from Q2’19  $20.8 million was generated by new experiences acquired/opened from 2019 to present  As compared to Q2’19, we drove revenue growth of 8.5% from experiences owned/open prior to 2019  Pursuit Revenue  (in millions)  Acquired/opened after 2020  Acquired/opened in 2019-2020  Owned/opened prior to 2019  New Experiences Acquired/Opened After 2020:  Glacier Raft Co (acquired April 2022)  FlyOver Las Vegas (opened September 2021)  Sky Lagoon (opened May 2021)  Golden Skybridge (acquired March 2021 / opened June 2021)  New Experiences Acquired/Open in 2019-2020:  Glacier Basecamp Lodge (acquired January 2020)  Open Top Touring (opened September 2020)  FlyOver Iceland (opened August 2019)  West Glacier RV Park (opened July 2019)  Mountain Park Lodges (acquired June 2019)  Belton Chalet (acquired May 2019)

PURSUIT ATTRACTION PERFORMANCE – Q2



Ticket Revenue ($ Millions)
+27%
$23.0
$10.1
$29.3
Q2'19
Q2'21
Q2'22

	Q2'19	Q2'21	Q2'22	Y/Y	vs. '19
Visitors - Same-Store	650,724	133,919	527,975	294%	-19%
Visitors - New	-	70,367	214,945		
Visitors - Total	650,724	204,286	742,920	264%	14%
ETP	$ 35.40	$ 49.46	$ 39.49	-20%	12%
Ticket Revenue (millions)	**$ 23.0**	**$ 10.1**	**$ 29.3**	**190%**	**27%**
Same-Store ETP	*$ 35.40*	*$ 53.89*	*$ 39.93*	*-26%*	*13%*

Note: New attractions include Glacier Raft Co (acquired April 2022), FlyOver Las Vegas (opened September 2021), Sky Lagoon (opened May 2021), Golden Skybridge (acquired March 2021 / opened June 2021), Open Top Touring (opened September 2020), and FlyOver Iceland (opened August 2019).

- Refresh Build Buy strategy has enabled us to grow attractions visitors and ticket revenue vs. 2019 through expanded portfolio of attractions
- Same-store visitor counts are experiencing substantial recovery as international tourism resumes
- Anticipate full year 2022 visitation will be between 10% and 20% behind 2019 on a same store basis

[12] VIAD

PURSUIT LODGING PERFORMANCE – Q2



Rooms Revenue ($ Millions)
+63%
$12.6
$11.4
$20.6
Q2'19
Q2'21
Q2'22

	Q2'19	Q2'21	Q2'22	Y/Y	vs. '19
Rooms Available	96,484	151,159	156,306	3%	62%
Occupancy %	68%	41%	68%	27%	0%
Rooms Sold	65,691	61,583	106,139	72%	62%
ADR	$ 191.76	$ 184.63	$ 193.70	5%	1%
Rooms Revenue (millions)	**$ 12.6**	**$ 11.4**	**$ 20.6**	**81%**	**63%**
RevPAR	$ 130.56	$ 75.22	$ 131.53	75%	1%
Same-Store RevPAR	*$ 125.79*	*$ 97.19*	*$ 147.90*	*52%*	*18%*

- Refresh Build Buy strategy has significantly increased room count
- Q2’22 occupancy back to 2019 levels
- ADR and RevPAR up meaningfully Y/Y and stronger than 2019

Note: New lodging includes Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019)

[13]

 15  PURSUIT’S LODGING PACING REMAINS STRONG  Banff  Rooms Revenue ($M, CAD)  ADR +5% vs. 2021  Results shown “same store” and exclude the Belton Chalet, Basecamp Lodge and Glacier Raft Co.  ADR +4% vs. 2021  Chart above excludes the Denali Backcountry Lodge, which is impacted in 2022 by the closure of the Denali Park Road  ADR +26% vs. 2021  Rooms Revenue OTB at 10% ahead of 2019  ADR +5% vs. 2021  Acquired June 2019  * Data as of July 24, 2022, OTB stands for On The Books (and represents reservations taken to date)  Jasper  Rooms Revenue ($M, CAD)  Glacier Park  Rooms Revenue ($M)  Alaska  Rooms Revenue ($M)  2019  2022  2021  +5%  2019  2021  2022  +28%  2019  2021  2022  +145%  2022  2021  +54%

 Visitors from the Asia Pacific Region have historically been heavy consumers of Pursuit’s high-margin attractions as they travel on set and inclusive itineraries  These markets remain Covid restricted and have not yet returned to Western Canada  The return to pre-pandemic guest mix in future years will increase visitation to Pursuit’s attractions and drive margin expansion  [ 15 ]  CONTINUED RECOVERY OF long-haul TOURISM WILL DRIVE FURTHER GROWTH  60%  Asia Pacific  2019  88%  2022 YTD  Europe & Other  North America  Pursuit Guest Mix into Western Canada

 17  GES REVENUE is rebounding  GES Revenue  (in millions)  Q2’22 revenue of $242 million was stronger than expected  Reached ~75% of pre-pandemic Q2’19  Spiro was 88% of Q2’19  GES Exhibitions was 70% of Q2’19  Spiro  GES Exhibitions  Note: Total GES revenue is net of inter-segment eliminations

 18  SHOW SIZES continued to Improve in Q2  18  Same-show revenue for GES US Exhibitions was ~87% of 2019 pre-pandemic levels on average  Still seeing wide variation in event performance with some at or above and some well-below pre-pandemic level  Expect show size increases to begin to flatten out from Q2 levels over the next few quarters  GES US EXHIBITIONS SAME-SHOW REVENUE   VS. 2019 PRE-PANDEMIC OCCURRENCE

 19  Ges exhibitions IMPROVED COST STRUCTURE  19  GES Exhibitions YTD Revenue Flow-Through  Transformation of GES’ cost structure during pandemic continues to yield results  YTD flow-through of incremental GES Exhibitions revenue to Adjusted EBITDA met our target of >20%

 20  FINANCIAL OUTLOOK  Ellen Ingersoll  CFO

FINANCIAL OUTLOOK - PURSUIT

Adjusted EBITDA Guidance ($millions)	
Q3'22	FY'22
$74 to $82	$70 to $80
vs. $59.6 in Q3'21 and $75.1 in Q3'19	*vs. $42.7 in FY'21 and $81.2 in FY'19*

FY guidance range reduced by $10M (was $80 to $90), largely due to lower than expected Q2 results and a slower ramping of FlyOver Las Vegas than previously anticipated

KEY ASSUMPTIONS

- US same store revenue outperforms 2019 on strong leisure travel demand and benefit from continued investment in the guest experience
- Canada same store revenue remains below 2019 as certain long-haul international leisure travel markets are slower to recover
- New experiences continue to ramp up as guest awareness builds and long-haul leisure travel demand increases
- Revenue management efforts to drive rate increases help offset wage rate and other inflationary pressures
- Margins will improve from 2021, but remain below 2019 due to guest mix that will see strong demand from N. America and Europe while Asia Pacific markets are slower to recover

21 VIAD

22  FINANCIAL OUTLOOK - ges  22  KEY ASSUMPTIONS  Exhibitions same-show revenue will generally remain at or better than 75% of pre-pandemic levels  Experiential marketing budgets of major Spiro clients will remain at 80%+ of pre-pandemic levels  SG&A will gradually increase to support increased business activity and future revenue growth  Adjusted EBITDA Guidance ($millions)  Q3’22  FY’22  $6 to $11  vs. ($4.2) in Q3’21 and ($2.8) in Q3’19   $50 to $60  vs. ($30.4) in FY’21 and $71.5 in FY’19   FY guidance range increased by $25M (was $25 to $35) largely due to stronger than expected Q2 results

 APPENDIX

 24  Q2 REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA. We do not provide a reconciliation of this forward−looking non−GAAP financial measure to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking non−GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  25  Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.  Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.  Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.  Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.

 26  NON-GAAP FINANCIAL RECONCILIATION

 27  Pursuit key performance metrics  27

 28  Liquidity remains strong  28  Our liquidity position at June 30, 2022 was $127 million  Pursuit capital expenditures included growth capital for the Forest Park Hotel (est. opening August 2022)  On April 6, 2022, we completed the acquisition of the Glacier Raft Company for ~$25 million (net of cash acquired) funded with cash on hand and $15 million of revolver borrowings  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.

 29  BALANCE SHEET FLEXIBILITY to continue growth investments  29  Term Loan B, which matures in 2028, has no financial covenants  The financial covenants related to our revolving credit facility provide flexibility through Q1’23  Max leverage ratio of 5.25x for 9/30/22 TTM, declining to 4.75x at 12/31/22, 4.5x at 3/31/23, and 4.0x thereafter  On April 6, 2022, we completed the acquisition of the Glacier Raft Company for ~$25 million (net of cash acquired) funded with cash on hand and $15 million of revolver borrowings  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.